UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 22, 2005

SB Partners
(Exact name of registrant as specified in its charter)

New York	000-08952	13-6294787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas, New York, NY	10020
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(212) 408-5000

(Former name or former address, if changed since last report.)

Item 7. Financial Statements

The following pro forma financial information is included as an amendment to the Form 8-K dated December 22, 2005, filed on January 6, 2006 and incorporated herein by reference.

The following pro forma financial statements reflect the sale of Waterview Apartments by the Registrant. The balance sheet as of the last filing, September 30, 2005, has been adjusted to reflect the removal of the assets and liabilities of this commercial property as if the sale had been consummated on the balance sheet date. The statement of operations for the nine months ended September 30, 2005 and for the year ended December 31, 2004 have been adjusted to reflect the results of operations of the Registrant as if the sale had been consummated at the beginning of those periods. This pro forma information should be read in conjunction with the financial statements and notes thereto and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Registrant’s latest annual report on Form 10-K. In management’s opinion, all adjustments necessary to reflect the sale have been made.

In addition, the balance sheet as of the last filing, September 30, 2005, has been adjusted to reflect the purchase of 435 Park Court on October 5, 2005 as if the sale had taken place on the balance sheet date.

Furthermore, the consolidated statement of operations for the nine months ended September 30, 2005 has also been restated to reflect the operations of the Registrant as if the purchase of 435 Park Court on October 5, 2005 had taken place at the beginning of that period. In addition, the consolidated statement of operations for the nine months ended September 30, 2005 and for the year ended December 31, 2004 have been restated to reflect the operations of the Registrant as if the sale of Cypress Key Apartments on March 28, 2005 had taken place at the beginning of those periods. The Registrant is reflecting these transactions in accordance with the rules and regulations regarding the filing of Form 8-K, as the transactions were consummated during the fiscal periods presented. Please refer to the Forms 8-K filed April 21, 2005, October 18, 2005 and December 19, 2005 as amended, filed in connection with these transactions.

SB PARTNERS
(a New York limited partnership)

PRO FORMA CONSOLIDATED BALANCE SHEET
(UNAUDITED)

As of September 30, 2005

		PROFORMA ADJUSTMENTS (SEE NOTE 2)

	AS REPORTED	WATERVIEW APARTMENTS	435 PARK COURT	PRO FORMA BALANCE SHEET

Assets:
Investments -
Real estate, at cost
Land	$ 3,062,500	$ 0	$ 1,515,000	$ 4,577,500
Buildings, furnishings and improvements	30,385,194	0	13,797,160	44,182,354
Less - accumulated depreciation	(4,653,211)	0	0	(4,653,211)
	28,794,483	0	15,312,160	44,106,643

Real estate held for sale	3,156,460	(27,686)	0	3,128,774
Investment in joint venture	2,751,259	0	0	2,751,259
	34,702,202	(27,686)	15,312,160	49,986,676

Other assets
Cash and cash equivalents	4,300,634	5,817,893	(2,764,899)	7,353,628
Cash held by lenders in escrow	245,356	0	0	245,356
Other assets	341,436	0	(201,362)	140,074
Other assets in discontinued operations	290,108	0	0	290,108
Total assets	$39,879,736	$ 5,790,207	$12,345,899	$ 58,015,842

Liabilities:

Mortgage notes payable	$9,656,677	$ 0	$12,000,000	$ 21,656,677
Accounts payable and accrued expenses	328,265	0	320,899	649,164
Tenant security deposits	102,048	0	25,000	127,048
Other liabilities in discontinued operations,
Including $3,421,263 of mortgage notes payable	3,640,035	0	0	3,640,035
Total liabilities	13,727,025	0	12,345,899	26,072,924

Partners' Capital:
Units of partnership interest without par value;
Limited partners - 7,753 units	26,167,773	5,789,461	0	31,957,234
General partner - 1 unit	(15,062)	746	0	(14,316)
Total partners’ capital	26,152,711	5,790,207	0	31,942,918
Total liabilities & partners' capital	$39,879,736	$ 5,790,207	$12,345,899	$ 58,015,842

See accompanying notes to pro forma consolidated financial statements.

SB PARTNERS
(a New York limited partnership)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

For the Nine Months Ended September 30, 2005

		PRO FORMA ADJUSTMENTS (SEE NOTE 2)

	AS REPORTED	SALE OF WATERVIEW APARTMENTS	PURCHASE OF 435 PARK COURT	SALE OF CYPRESS KEY APARTMENTS	PRO FORMA INCOME STATEMENT

Revenue:
Rental Income	$2,885,369	$ 0	$ 813,794	$ 0	$ 3,699,163
Interest on short-term investments	313,052	0	0	0	313,052
Other	67,325	0	32,298	0	99,623
Total Revenue	3,265,746	0	846,092	0	4,111,623

Expenses
Real estate operating expenses	1,446,618	0	18,256	0	1,464,874
Interest on mortgage notes payable	627,784	0	513,750	0	1,141,534
Depreciation and amortization	609,817	0	288,876	0	898,693
Real estate taxes	370,542	0	38,919	0	409,461
Management fees	515,302	(55,578)	45,691	(56,404)	449,011
Other	36,922	0	0	0	36,922
Total expenses	3,606,985	(55,578)	905,492	(56,404)	4,400,495
Loss from operations	(341,239)	55,578	(59,400)	56,404	(288,657)

Equity in net loss of joint venture	(362,330)	362,330	0	0	0
(Loss) Income from continued operations	(703,569)	417,908	(59,400)	56,404	(288,657)

Profit (loss) from discontinued operations	(1,451,196)	0	0	1,609,152	157,956

Net gain on sales of investment in real estate property	6,350,771	0	0	(6,350,771)	0
Net income (loss)	4,196,006	417,908	(59,400)	(4,685,215)	(130,701)

Income (loss) allocated to general partner	541	54	(8)	(604)	(17)
Income (loss) allocated to limited partners	$ 4,195,465	$ 417,854	$ (59,392)	$ (4,684,611)	$ (130,684)

Earnings per Unit of Limited Partnership Interest (Basic and Diluted)
Continued Operations	$ (90.75)	$ 53.90	$ (7.66)	$ 7.28	$ (37.23)
Discontinued Operations (including gain on sale)	$ 631.96	$ 0	$ 0	$ (611.59)	$ 20.37
Net Income (loss)	$ 541.21	$ 53.90	$ (7.66)	$ (604.31)	$ (16.86)
Weighted average number of Units of limited partnership interest outstanding	7,753	7,753	7,753	7,753	7,753

See accompanying notes to pro forma consolidated financial statements.

SB PARTNERS
(a New York limited partnership)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

For the Year Ended December 31, 2004

		PRO FORMA ADJUSTMENTS (SEE NOTE 2)

	AS REPORTED	SALE OF WATERVIEW APARTMENTS	SALE OF CYPRESS KEY APARTMENTS	PRO FORMA INCOME STATEMENT

Revenue:
Rental Income	$5,061,601	$ 0	$ 0	$5,061,601
Interest on short-term investments	558,740	0	0	558,740
Other	3,774	0	0	3,774
Total Revenue	5,624,115	0	0	5,624,115

Expenses
Real estate operating expenses	2,668,779	0	0	2,668,779
Interest on mortgage notes payable	1,130,777	0	0	1,130,777
Depreciation and amortization	993,567	0	0	993,567
Real estate taxes	519,196	0	0	519,196
Management fees	712,845	(72,006)	(161,443)	479,396
Other	156,677	0	0	156,677
Total expenses	6,181,841	(72,006)	(161,443)	5,948,392
Loss from operations	(557,726)	72,006	161,443	(324,277)

Equity in net loss of joint venture	(317,007)	317,007	0	0
(Loss) Income from continued operations	(874,733)	389,013	161,443	(324,277)

Profit (loss) from discontinued operations	(455,503)	0	455,503	0

Net income (loss)	(1,330,236)	389,013	616,946	(324,277)

Income (loss) allocated to general partner	(171)	50	80	(41)
Income (loss) allocated to limited partners	$ (1,330,065)	$ 388,963	$ 616,866	$ (324,236)

Earnings per Unit of Limited Partnership Interest (Basic and Diluted)
Continued Operations	$ (112.83)	$ 50.18	$ 20.82	$ (41.83)
Discontinued Operations (including gain on sale)	$ (58.75)	$ 0	$ 58.75	$ 0
Net Income (loss)	$ (171.58)	$ 50.18	$ 79.57	$ (41.83)
Weighted average number of Units of limited partnership interest outstanding	7,753	7,753	7,753	7,753

See accompanying notes to pro forma consolidated financial statements.

SB PARTNERS

(a New York limited partnership)

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(1) Accounting and Financial Reporting
The consolidated financial statements included herein are unaudited; however, the information reflects all adjustments (consisting solely of normal recurring adjustments) that are, in the opinion of management, necessary to a fair presentation of the financial position and results of operations for the periods presented. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Registrant believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the financial statements and the notes theReto included in the Registrant's latest annual report on Form 10-K, quarterly report on Form 10-Q and Forms 8-K filed April 21, 2005, October 18, 2005 and December 19, 2005 as amended.

 (2) Pro Forma Adjustments

The consolidated balance sheet as of the last filing date, September 30, 2005, has been restated to reflect the sale of Waterview Apartments, as if the transactions had occurred on such date. The investment in joint venture has been adjusted to reflect the Registrant’s portion of the gain on sale, which amounted to $5,790,207, less the distribution of sales proceeds received during 2005, which totaled $5,817,893. Cash held by the Registrant was increased by the distribution received and the Partners’ capital accounts were adjusted to reflect the gain on sale. In addition, the consolidated balance sheet was adjusted for the addition of the assets and liabilities related to the acquisition and financing of 435 Park Court, and the related mortgage note payable, as if the transactions had occurred on such date. The total costs to acquire 435 Park Court, $15,312,160, have been added to the Registrant’s portfolio of investments in real estate properties. Liabilities assumed at the time of the purchase, accrued expenses of $320,899 and tenant security deposits of $25,000, were added to the Registrant’s total liabilities. The mortgage note of $10,000,000 secured by the property and $2,000,000 drawn on the Registrant’s existing credit facility has been added to the total of the Registrant’s mortgage notes payable. The decrease in other assets of $201,362, has been subtracted from the assets held by the Registrant. Cash held by the Registrant has been decreased by $2,764,899, the net of $4,764,899 required for the acquisition of 435 Park Court less $2,000,000 drawn on the Registrant’s existing credit facility.

The accompanying pro forma consolidated statement of operations for the nine months ended September 30, 2005 have been adjusted to reflect the results of operations of the Registrant as if the sale of Waterview Apartments had been consummated at the beginning of the year. In addition, the consolidated statement of operations for the nine months ended September 30, 2005 has been restated to reflect the results of operations of the Registrant as if the acquisition and financing of 435 Park Court on October 5, 2005 and the real estate sale of Cypress Key Apartments on March 28, 2005 had taken place at the beginning of the year. The Registrant is reflecting these transactions in accordance with the rules and regulations regarding the filing of Form 8-K, as the transactions were consummated during the fiscal period presented. Please refer to the Forms 8-K filed April 21, 2005, October 18, 2005 and December 19, 2005 as amended.

The accompanying pro forma consolidated statement of operations for the year ended December 31, 2004 have been adjusted to reflect the results of operations of the Registrant as if the sale of Waterview Apartments had been consummated at the beginning of the year. In addition, the consolidated statement of operations for the year ended December 31, 2004 has been restated to reflect the results of operations of the Registrant as if the real estate sale of Cypress Key Apartments on March 28, 2005 had taken place at the beginning of the year. The Registrant is reflecting these transactions in accordance with the rules and regulations regarding the filing of Form 8-K, as the transactions were consummated during the fiscal period presented. Please refer to the Form 8-K filed April 21, 2005.

The equity loss in joint venture of Waterview Apartments has been removed from the consolidated statement of operations for the nine months ended September 30, 2005 and for the year ended December 31, 2004. Furthermore, management fees have been reduced to reflect the sale of the property. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain from the sale of the investment in real estate property is reflected in the pro forma statement of operations.

The items of income of 435 Park court that have been added to the consolidated statement of operations for the nine months ended September 30, 2005 include rental and other income received from the tenant. All expenses relating to the property including real estate operating expenses, interest on mortgage notes payable, taxes, depreciation, and other expenses have also been included. Management fees have been adjusted to reflect the investment in the property, net of the proceeds of the mortgage note.

The loss from discontinuing operations of Cypress Key Apartments has been removed from the consolidated statement of operations for the nine months ended September 30, 2005 and for the year ended December 31, 2004. In addition, management fees have been reduced to reflect the sale of the property. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain from the sale of the investment in real estate property are reflected in the pro forma statement of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB Partners
(Registrant)

		By:	SB PARTNERS REAL ESTATE CORPORATION
GENERAL PARTNERS

Date:	March 7, 2006		/s/ David Weiner
		By:	David Weiner
Vice Chairman

Principal Financial & Accounting Officer

Date:	March 7, 2006		/s/ George Tietjen
		By:	George N. Tietjen III
Chief Financial Officer & Treasurer